UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Issuer

Pursuant to Section 13a-16 or 15d-16 of the

Securities Exchange Act of 1934

For the month of: January, 2018

Commission File Number: 001-09038

Sprott Physical Gold and Silver Trust

(Name of registrant)

Suite 2600, South Tower,

Royal Bank Plaza,

200 Bay Street,

Toronto, Ontario,

Canada M5J 2J1

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F  ☐                     Form 40-F  ☒

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):  ☐

EXPLANATORY NOTE

Purpose of the Filing

Sprott Physical Gold and Silver Trust, a trust established under the laws of the Province of Ontario, Canada (the “Trust”), is filing this Current Report on Form 6-K (using the EDGAR format type 8-K12B) pursuant to Rule 12g-3(f) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the Trust is a “successor issuer” to Central Fund of Canada Limited, a corporation existing under the laws of the Province of Alberta (“CFCL”), which historically filed periodic reports under the Exchange Act. As CFCL’s Class A Shares (the “Class A Shares”) were registered under Section 12(b) of the Exchange Act, units of the Trust (the “Units”) are now deemed registered under that section of the Exchange Act. Accordingly, as of the date hereof, the Trust is required to and will file periodic reports under the Exchange Act with the U.S. Securities and Exchange Commission (the “SEC”). The Trust expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying its reporting obligations under the Exchange Act. The Trust is a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Exchange Act) and will file and submit reports to certain Canadian securities regulatory authorities under the Multijurisdictional Disclosure System.

Background and Succession Pursuant to Rule 12g-3(a)

On January 16, 2018, pursuant to the Arrangement Agreement, dated October 1, 2017, by and among Sprott Inc., CFCL, The Central Group Alberta Ltd., 2070140 Alberta Ltd., Philip Spicer and J.C. Stefan Spicer, the Trust acquired all the assets and assumed all the liabilities of CFCL (other than CFCL’s administration agreement), in exchange for that number of fully paid and non-assessable Units as was equal to the aggregate number of Class A Shares and common shares of CFCL issued and outstanding immediately prior to the effective time of the transactions contemplated by the plan of arrangement under Section 193 of the Business Corporations Act (Alberta) (the “Arrangement”). The Units issued in connection with the Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

The Class A Shares are listed for trading on the Toronto Stock Exchange (‘‘TSX’’) under the symbols ‘‘CEF.A’’ (Cdn.$) and ‘‘CEF.U’’ (U.S.$), and on the NYSE American under the symbol ‘‘CEF.’’ Prior to the opening of trading on the TSX and the NYSE American on January 16, 2018, the Class A Shares were suspended from trading, and the Units will be listed and shall commence trading on the TSX under the symbol ‘‘CEF.U’’, and on the NYSE Arca under the symbol ‘‘CEF”, on the same day.

The foregoing description of the Arrangement is qualified in its entirety by reference to the proxy circular of CFCL, dated October 26, 2017, as furnished to the SEC (File No. 001—09038) under cover of Form 6-K on November 8, 2017 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 16, 2018	Sprott Physical Gold and Silver Trust
By Sprott Asset Management GP Inc., as general partner of the manager of the Registrant

	By:	/s/ Kevin Hibbert
Name: Kevin Hibbert
Title: Chief Financial Officer

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